UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 14, 2012

Medtronic, Inc.

(Exact name of Registrant as Specified in its Charter)

Minnesota	1-7707	41-0793183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

710 Medtronic Parkway, Minneapolis, Minnesota 55432

(Address of principal executive offices) (Zip Code)

(763) 514-4000

(Registrant’s telephone number, including area code):

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On March 14, 2012, Medtronic, Inc. (the “Company”) agreed to sell $675,000,000 aggregate principal amount of its 3.125% Senior Notes due 2022 (the “2022 Notes”) and $400,000,000 aggregate principal amount of its 4.500% Senior Notes due 2042 (the “2042 Notes,” and together with the 2022 Notes, the “Notes”) pursuant to an Underwriting Agreement dated March 14, 2012 (the “Underwriting Agreement”), among the Company, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and UBS Securities LLC, as representatives of the several underwriters named therein. The Company’s representations in the Underwriting Agreement were made as of the date thereof in connection with negotiating the contract, are subject to qualifications and limitations agreed to by the parties, may have been used for purposes of allocating risk between the parties rather than for the purpose of establishing matters as facts, and should not be relied upon as though such representations were made to any holders of securities of the Company. Investors should read the information provided in the Registration Statement (as defined below) and in the Company’s other filings with the Securities and Exchange Commission.

The sale of the Notes closed on March 19, 2012. The Notes were issued pursuant to an Indenture dated March 12, 2009 (the “Indenture”), as supplemented by the Fourth Supplemental Indenture dated March 19, 2012 (the “Fourth Supplemental Indenture”), between the Company and Wells Fargo Bank, National Association, as trustee. The offer and sale of the Notes have been registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-3ASR (No. 333-179938) filed with the Securities and Exchange Commission on March 6, 2012, as supplemented by a Prospectus Supplement dated March 14, 2012 (collectively, the “Registration Statement”).

The purpose of this Current Report is to file with the Securities and Exchange Commission the Underwriting Agreement, the Fourth Supplemental Indenture, which includes the form of Global Notes, and the legal opinion and consent of Fredrikson & Byron, P.A., copies of which are attached hereto as Exhibits 1.1, 4.2, and 5.1, respectively. A copy of the press release related to this offering is also furnished as Exhibit 99.1.

The foregoing description of the issuance, sale and terms of the Notes does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement, the Indenture and the Fourth Supplemental Indenture entered into in connection therewith.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

1.1 Underwriting Agreement, dated March 14, 2012, among the Company, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and UBS Securities LLC, as representatives of the several underwriters named therein.

4.1 Indenture, dated March 12, 2009, between the Company and Wells Fargo Bank, National Association, as trustee – incorporated herein by reference to Exhibit 4.1 to the Company’s registration statement on Form S-3 (Reg. No. 333-157777) filed with the Securities and Exchange Commission on March 9, 2009.

4.2 Fourth Supplemental Indenture, dated March 19, 2012, between the Company and Wells Fargo Bank, National Association, as trustee (which includes the form of Global Notes).

5.1 Opinion of Fredrikson & Byron, P.A.

23.1 Consent of Fredrikson & Byron, P.A. (included in Exhibit 5.1).

99.1 Press Release of the Company dated March 14, 2012.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEDTRONIC, INC.

Date: March 20, 2012	By	/s/ D. Cameron Findlay
D. Cameron Findlay
Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Medtronic, Inc.

Form 8-K Current Report

Exhibit No.	Description

1.1	Underwriting Agreement, dated March 14, 2012, among the Company, Deutsche Bank Securities Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated, and UBS Securities LLC, as representatives of the several underwriters named therein.

4.1	Indenture, dated March 12, 2009, between the Company and Wells Fargo Bank, National Association, as trustee – incorporated herein by reference to Exhibit 4.1 to the Company’s registration statement on Form S-3 (Reg. No. 333-157777) filed with the Securities and Exchange Commission on March 9, 2009.

4.2	Fourth Supplemental Indenture, dated March 19, 2012, between the Company and Wells Fargo Bank, National Association, as trustee (which includes the form of Global Notes).

5.1	Opinion of Fredrikson & Byron, P.A.

23.1	Consent of Fredrikson & Byron, P.A. (included in Exhibit 5.1).

99.1	Press Release of the Company dated March 14, 2012.